UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 2, 2009


                                 VALCOM, INC.
	    ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


           DELAWARE                   000-28416                58-1700840
 ------------------------------  ----------------------	   ------------------
(STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)  (I.R.S. EMPLOYER
OF INCORPORATIONOR ORGANIZATION)			  (IDENTIFICATION NO.)



              2113A GULF BOULEVARD, INDIAN ROCKS BEACH, FL 33785
	      ---------------------------------------------------
             (Address of principal executive offices and zip code)


              2525 North Naomi Street, Burbank, California 91504
	   ----------------------------------------------------------
           (Former address of principal executive offices) (zip code)


                                (727) 953-9778
	      --------------------------------------------------
             (Registrant's telephone number, including area code)


                                  Copies to:

                            Darrin M. Ocasio, Esq.
                      Sichenzia Ross Friedman Ference LLP
                           61 Broadway, 32 nd Floor
                           New York, New York 10006
                             Phone: (212) 930-9700
                              Fax: (212) 930-9725



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications  pursuant  to  Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12  under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02 NON RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

On September 2, 2009, the management of Valcom, Inc. (the "Company") concluded that its financial statements for the fiscal year ended September 30, 2008 could not be relied upon due to the revocation of the registration of its former auditor that audited the financial statements. The Company's new auditor, Malone and Bailey LLP, re-audited the Company's financial statements for the fiscal year ended September 30, 2008 (the "Re-Audited Financials"). The Company has included the Re-Audited Financials in its Annual Report on Form 10-K and 10-K/A for the year ended September 30, 2009, which it filed with the Securities and Exchange Commission on February 16, 2010 and February 22, 2010, respectively.

Management has apprised the Company's Board and has discussed the matters in this Report with its independent auditors.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 VALCOM, INC.

By: /s/ Vince Vellardita
    --------------------
    Vince Vellardita
    Chief Executive Officer


Date: March 15, 2010